UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2013

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Executive Annual Incentive Plan

On February 7, 2013, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Juniper Networks, Inc. (the "Company") adopted the 2013 Executive Annual Incentive Plan (the "2013 Plan"), a cash bonus plan in which the Company’s executive officers participate (including the "named executive officers" as defined in Item 402 of Regulation S-K under the Securities Act of 1933, as amended). Under the 2013 Plan, each executive officer has an individual incentive target which is expressed as a percentage of base salary. Incentive target percentages for certain executive officers participating in the 2013 Plan are as follows:

• Kevin Johnson: 175%
• Rami Rahim: 150%
• Robert Muglia: 150%
• Pradeep Sindhu: 100%
• Robyn Denholm: 100%
• Gerri Elliott: 100%

The 2013 Plan incentive targets set forth above are unchanged relative to the 2012 Executive Annual Incentive Plan incentive targets, with the exception of the incentive target for Mr. Rahim, who was promoted to Executive Vice President, Platform Systems Division, to succeed Stefan Dyckerhoff effective November 1, 2012.

Bonus determinations under the 2013 Plan will be based on achievement of specified objectives during the year, with a portion of each executive’s incentive target allocated to objectives as follows:

• 50% based on the Company’s Non-GAAP operating margin and revenue growth; and
• 50% based on achievement of other specified strategic goals.

The actual incentive amounts paid under the 2013 Plan after the end of 2013 will depend on the level of achievement of each objective and the aggregate payout will range between zero and 200%.

2012 Executive Annual Incentive Plan

The Compensation Committee also approved cash incentive compensation payouts under the 2012 Annual Incentive Plan (the "2012 Plan") and within its discretionary authority, for certain executive officers for fiscal year 2012 as follows below. The cash incentive compensation payouts noted are below the incentive target percentages described in the 2012 Plan and range in amount from 44% to 75% of the executive officer’s respective incentive target opportunity.

• Kevin Johnson: $770,000 (44% of incentive target)
• Stefan Dyckerhoff: $435,435 (44% of incentive target)
• Rami Rahim: $278,038 (75% of incentive target)
• Robert Muglia: $843,750 (75% of incentive target)
• Pradeep Sindhu: $365,625 (65% of incentive target)
• Robyn Denholm: $365,625 (65% of incentive target)
• Gerri Elliott: $365,625 (65% of incentive target)

As previously announced by the Company, Mr. Dyckerhoff terminated his full-time employment as of December 31, 2012. On January 2, 2013, Mr. Dyckerhoff commenced his service as a consultant, reporting to CEO Kevin Johnson.

2013 Executive Officer Base Salaries and Equity Compensation

As part of its annual executive compensation review, on February 7, 2013, the Compensation Committee established new annual base salaries for certain executive officers as follows:

• Kevin Johnson: $1,000,000
• Rami Rahim: $660,000
• Robert Muglia: $775,000
• Pradeep Sindhu: $600,000
• Robyn Denholm: $625,000
• Gerri Elliott: $625,000

These new base salaries are effective as of July 1, 2013.

As part of its annual executive compensation review, the Compensation Committee also approved equity awards for named executive officers to be granted on February 15, 2013.

In addition, on February 7, 2013, Kevin Johnson entered into the Company’s standard form of executive officer change in control agreement. This agreement replaces the change in control agreement that Mr. Johnson and the Company entered into in 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

February 13, 2013	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel